Execution Version
                                                                                            Exhibit 10.17

SECOND AMENDMENT
TO EIGHTH AMENDED AND RESTATED
MASTER THROUGHPUT AGREEMENT

    This Second Amendment to Eighth Amended and Restated Master Throughput Agreement (this “Amendment”) is entered into on December 22, 2022, to be effective as of March 14, 2022 (the “Second Amendment Effective Date”) by and between:

1.HF Sinclair Refining & Marketing LLC, a Delaware limited liability company (“HFRM”), and
2.Holly Energy Partners – Operating, L.P., a Delaware limited partnership (“HEP Operating”).
Each of HFRM and HEP Operating are individually referred to herein as a “Party” and collectively as the “Parties.”

WHEREAS, HFRM and HEP Operating are parties to that certain Eighth Amended and Restated Master Throughput Agreement, effective as of March 14, 2022 (as amended by the First Amendment, dated October 28, 2022, and as further amended from time to time, the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement to, among other things, add additional Sinclair Assets (as defined in this Amendment) and the tariffs applicable thereto.

NOW, THEREFORE, in consideration of the covenants and obligations contained herein, the Parties hereby agree as follows:

ARTICLE 1
AMENDMENTS

1.1.Amendment to Table of Contents. The Table of Contents of the Agreement is hereby amended by adding “Exhibit R-4 – Sinclair Refined Product Storage Tanks” to the end of the exhibit list.

1.2.Amendments to Exhibit A

a.Exhibit A of the Agreement is hereby amended by adding the following definitions:

““Boise Summer Grade Storage Tanks” has the meaning set forth in Exhibit R-4.”

““Denver Summer Grade Storage Tanks” has the meaning set forth in Exhibit R-4.”

““Kaneb Pipeline” has the meaning set forth in Exhibit R-1.”

““Parco Product Tanks” has the meaning set forth in Exhibit R-4.”

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““Sinclair Bairoil Pipeline” has the meaning set forth in Exhibit R-1.”

““Sinclair Beaver Creek Pipeline” has the meaning set forth in Exhibit R-1.”

““Sinclair Refined Product Storage Tanks” means collectively, (a) the Boise Summer Grade Storage Tanks, (b) the Denver Summer Grade Storage Tanks and (c) the Parco Product Tanks.”

““Sinclair Salvation Pipeline” has the meaning set forth in Exhibit R-1.”

““Sinclair Sand Draw Pipeline” has the meaning set forth in Exhibit R-1.”

b.Exhibit A of the Agreement is hereby amended by amending and restating the definition of “Sinclair Assets” as follows:

““Sinclair Assets” means collectively, (a) the Sinclair Pipelines, (b) the Sinclair Refined Products Terminals, (c) the Sinclair Crude Storage Tanks, (d) the Sinclair Crude Offloading Racks and (e) the Sinclair Refined Product Storage Tanks.”

c.Exhibit A of the Agreement is hereby amended by amending and restating the definition of “Sinclair Crude Oil Pipelines” as follows:

““Sinclair Crude Oil Pipelines” means collectively, (a) the Sinclair Pathfinder and 10” Pipeline, (b) the Sinclair Pathfinder Pumpover Pipeline, (c) the Sinclair Guernsey to Casper Pipeline, (d) the Sinclair Guernsey to Parco Refinery Pipeline, (e) the Sinclair Bairoil Pipeline, (f) the Sinclair Beaver Creek Pipeline, (g) the Sinclair Sand Draw Pipeline and (h) the Sinclair Salvation Pipeline.”

d.Exhibit A of the Agreement is hereby amended by amending and restating the definition of “Sinclair Refined Products Pipelines” as follows:

““Sinclair Refined Products Pipelines” means, collectively, (a) the Sinclair Medicine Bow Pipeline, (b) the Sinclair Olathe Pipeline, (c) the Sinclair Montrose Pipeline (d) the Sinclair Chase Connection Pipeline and (e) the Kaneb Pipeline.”

1.3.Amendments to Exhibit C.

a.The rows on Exhibit C of the Agreement relating to the Sinclair Crude Oil Pipelines and the Sinclair Refined Products Pipelines are hereby amended and restated in their entirety to read as set forth on Exhibit A of this Amendment.

b.Exhibit C of the Agreement is hereby amended to add the rows relating to the Sinclair Refined Product Storage Tanks set on Exhibit A of this Amendment.

1.4.Amendment to Exhibit D. Exhibit D of the Agreement is hereby amended to add the rows relating to the Sinclair Refined Product Storage Tanks set forth on Exhibit B of this Amendment.

1.5.Amendments to Exhibit R.

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a.The table on Exhibit R-1 of the Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit C of this Amendment.

b.Exhibit R of the Agreement is hereby amended by adding Exhibit R-4 to the Agreement as set forth on Exhibit D of this Amendment.

ARTICLE 2
MISCELLANEOUS

2.1.Counterparts. This Amendment may be executed in counterparts each of which shall be deemed an original. An executed counterpart of this Amendment transmitted by facsimile shall be equally as effective as a manually executed counterpart.

2.2.Successors and Assigns. Section 13.2 of the Agreement is hereby incorporated by reference into this Section 2.2, mutatis mutandis.

2.3.Entire Agreement. The Agreement, as amended by this Amendment, contains the entire agreement between the Parties as to the subject matter of the Agreement and, except as provided for in this Amendment, the terms and provisions of the Agreement shall remain in full force and effect as originally written.

[Remainder of page intentionally left blank. Signature pages follow.]

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IN WITNESS WHEREOF, the undersigned Parties have executed this Amendment as of the date first written above to be effective as of the Second Amendment Effective Date.

HEP OPERATING:

Holly Energy Partners - Operating, L.P.

By: /s/ Michael C. Jennings
Name: Michael C. Jennings
Title: Chief Executive Officer and President

HFRM:

HF Sinclair Refining & Marketing LLC

By: /s/ Tim Go
Name: Tim Go
Title: President

[Signature Page to Second Amendment to Eighth Amended and Restated Master Throughput Agreement]

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Exhibit A

See attached.

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Applicable Assets	Type of Applicable Asset	Product	Minimum Capacity Commitment (aggregate capacity unless otherwise noted)	Minimum Throughput Commitment (in the aggregate, on average, for each Contract Quarter)	Base Tariff (applicable to all movements below the Incentive Tariff Threshold)	Incentive Tariff Threshold (in the aggregate, on average, for each Contract Quarter)	Incentive Tariff (applicable to all movements at or above the Incentive Tariff Threshold)	Excess Tariff (applicable to all movements above the Excess Tariff Thresholds set forth below, if any)	Tariff Adjustment	Tariff Adjustment Minimum/Cap	Tariff Adjustment Commencement Date	Assumed OPEX	Applicable Term (all times are Dallas, TX time)

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Sinclair Crude Oil Pipelines	Sinclair Pathfinder and 10” Pipeline	Crude Oil	50,000 bpd	50,000 bpd	$0.72/bbl	55,000 bpd	$0.36/bbl	—	FERC Adjustment	Subject to 0% minimum	July 1, 2023	—	12:01 a.m. on March 14, 2022 to 12:01 a.m. on March 14, 2037
	Sinclair Pathfinder Pumpover Pipeline	Crude Oil	35,000 bpd	35,000 bpd	$0.15/bbl	N/A	N/A	—	FERC Adjustment	Subject to 0% minimum	July 1, 2023	—	12:01 a.m. on March 14, 2022 to 12:01 a.m. on March 14, 2037
	Sinclair Guernsey to Casper Pipeline	Crude Oil	18,000 bpd	18,000 bpd	$0.85/bbl	30,000 bpd	$0.43/bbl	—	FERC Adjustment	Subject to 0% minimum	July 1, 2023	—	12:01 a.m. on March 14, 2022 to 12:01 a.m. on March 14, 2037
	Sinclair Guernsey to Parco Refinery Pipeline	Crude Oil	6,500 bpd	6,500 bpd	$1.57/bbl	10,000 bpd	$0.79/bbl	—	FERC Adjustment	Subject to 0% minimum	July 1, 2023	—	12:01 a.m. on March 14, 2022 to 12:01 a.m. on March 14, 2037
	Sinclair Bairoil Pipeline	Crude Oil	N/A	N/A	$0.25	N/A	N/A	—	FERC Adjustment	Subject to 0% minimum	July 1, 2023	—	12:01 a.m. on March 14, 2022 to 12:01 a.m. on March 14, 2037
	Sinclair Beaver Creek Pipeline	Crude Oil	N/A	N/A	$2.11	N/A	N/A	—	FERC Adjustment	Subject to 0% minimum	July 1, 2023	—	12:01 a.m. on March 14, 2022 to 12:01 a.m. on March 14, 2037
	Sinclair Sand Draw Pipeline	Crude Oil	N/A	N/A	$1.17	N/A	N/A	—	FERC Adjustment	Subject to 0% minimum	July 1, 2023	—	12:01 a.m. on March 14, 2022 to 12:01 a.m. on March 14, 2037
	Sinclair Salvation Pipeline	Intermediate Products Crude Oil	N/A	N/A	$1.44	N/A	N/A	—	FERC Adjustment	Subject to 0% minimum	July 1, 2023	—	12:01 a.m. on March 14, 2022 to 12:01 a.m. on March 14, 2037

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Sinclair Refined Products Pipelines	Sinclair Medicine Bow Pipeline	Refined Products	20,000 bpd	20,000 bpd	$1.53/bbl	20,000 bpd	$0.50/bbl	—	FERC Adjustment	Subject to 0% minimum	July 1, 2023	—	12:01 a.m. on March 14, 2022 to 12:01 a.m. on March 14, 2037
	Sinclair Olathe Pipeline	Refined Products	3,750 bpd	3,750 bpd	$0.95/bbl	N/A	N/A	—	FERC Adjustment	Subject to 0% minimum	July 1, 2023	—	12:01 a.m. on March 14, 2022 to 12:01 a.m. on March 14, 2037
	Sinclair Montrose Pipeline	Refined Products	3,000 bpd	3,000 bpd	$1.55/bbl	N/A	N/A	—	FERC Adjustment	Subject to 0% minimum	July 1, 2023	—	12:01 a.m. on March 14, 2022 to 12:01 a.m. on March 14, 2037
	Sinclair Chase Connection Pipeline	Refined Products	N/A	N/A	$125,000 per year lease	N/A	N/A	—	FERC Adjustment	Subject to 0% minimum	July 1, 2023	—	12:01 a.m. on March 14, 2022 to 12:01 a.m. on March 14, 2037
	Kaneb Pipeline	Refined Products	N/A	N/A	$0.105	N/A	N/A	—	FERC Adjustment	Subject to 0% minimum	July 1, 2023	—	12:01 a.m. on March 14, 2022 to 12:01 a.m. on March 14, 2037

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Sinclair Refined Product Storage Tanks	Denver Summer Grade Storage Tanks	Refined Products	300,000 bbl	300,000 bbl	$0.75/bbl/mo	—	—	—	PPI Adjustment	Subject to 0% minimum	July 1, 2023	—	12:01 a.m. on March 14, 2022 to 12:01 a.m. on March 14, 2037
	Parco Product Tanks	Refined Products	300,000 bbl	300,000 bbl	$0.75/bbl/mo	—	—	—	PPI Adjustment	Subject to 0% minimum	July 1, 2023	—	12:01 a.m. on March 14, 2022 to 12:01 a.m. on March 14, 2037
	Boise Summer Grade Storage Tanks	Refined Products	120,000 bbl	120,000 bbl	$0.90/bbl/mo	—	—	—	PPI Adjustment	Subject to 0% minimum	July 1, 2023	—	12:01 a.m. on March 14, 2022 to 12:01 a.m. on March 14, 2037

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Exhibit B

Applicable Asset	Type of Applicable Asset	Measurement of Volumes
Sinclair Refined Product Storage Tanks	Tankage	Average of the daily working capacity inventory volumes each month for specified Refined Products. HEP Operating shall track inventory levels separate from normal terminal throughput.

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Exhibit C

Pipeline	Origin and Destination	Miles of Pipeline	Diameter (inches)	Capacity (Bpd)
Sinclair Pathfinder and 10” Pipeline	Casper, WY to Sinclair, WY	16” - 102 miles 10” – 102 miles	16 and 1”	16” – 55,000 10” – 45,500
Sinclair Pathfinder Pumpover Pipeline	Within Casper, WY	N/A	N/A	N/A
Sinclair Guernsey to Casper Pipeline	Guernsey, WY to Casper, WY	115 miles	10	53,000
Sinclair Guernsey to Parco Refinery Pipeline	Guernsey, WY to Sinclair, WY	218 miles	10	45,500
Sinclair Medicine Bow Pipeline	Sinclair, WY to Denver, CO	204 miles	6 and 10	28,000
Sinclair Olathe Pipeline	Olathe, KS to Carrolton, MO	82 miles	8	15,000
Sinclair Montrose Pipeline	Carrollton, MO to Montrose, IA	142 miles	8	11,000
Sinclair Chase Connection Pipeline	Aurora, CO to Denver, CO	15 miles	10	29,000
Sinclair Bairoil Pipeline	Bairoil Station to Sinclair, WY	41 miles	8	14,500
Sinclair Beaver Creek Pipeline	Beaver Creek Station to Sand Draw Station	9 miles	4	7,000
Sinclair Sand Draw Pipeline	Sand Draw Station to Bairoil Station	61 miles	8	15,500
Sinclair Salvation Pipeline	Casper, WY to Sinclair, WY; or Sinclair, WY to Casper, WY	114 miles	8 and 12	20,500 pumping south, or 17,500 pumping north
Kaneb Pipeline	Magellan Dupont Station to Denver Terminal	3 miles	8	21,500

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Exhibit D

See attached.

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Exhibit R-4
to
Eighth Amended and Restated
Master Throughput Agreement

Sinclair Refined Product Storage Tanks
1.Sinclair Refined Product Storage Tanks

Sinclair Refined Product Storage Tanks	Location	Storage Working Capacity (bbls)	Number of Tanks
Denver Summer Grade Storage Tanks	Denver Terminal	396,000	4
Parco Product Tanks	Rawlins, WY	375,000	4
Boise Summer Grade Storage Tanks	Boise Terminal	167,000	4

2.Special Provisions

(a) Notwithstanding anything to the contrary in this Agreement, HEP Operating does not commit to provide dedicated tankage for summer grade gasoline to HFRM, and HFRM acknowledges that summer grade gasoline stored pursuant to this Agreement may be commingled with other like grades, provided, however, that HEP Operating agrees to separate gasoline grades with different seasonal specifications in order to avoid contamination.

(b) HEP Operating agrees to track inventory volume separate for seasonal storage of Refined Products to enable accurate billing for the Minimum Throughput Commitment.

(c) HEP Operating and HFRM acknowledge and agree that the Parties may store Refined Products other than summer grade gasoline in the Sinclair Refined Product Storage Tanks, as the Parties may mutually determine from time to time.

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